UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2013

FRATERNITY COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-54271	27-3683448
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

764 Washington Boulevard, Baltimore, Maryland 21230
(Address of principal executive offices) (Zip Code)

(410) 539-1313
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On August 9, 2013, Fraternity Community Bancorp, Inc. (the “Company”) announced its unaudited financial results for the three and six months ended June 30, 2013.  For more information, reference is made to the Company’s press release dated August 9, 2013, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 8.01   Other Events

On August 9, 2013, the Company also announced that its Board of Directors approved a stock repurchase to repurchase up to 10%, or up to 142,830 shares, of the Company’s outstanding common stock. For further information, see the Company’s press release dated August 9, 2013, which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Press Release dated August 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRATERNITY COMMUNITY BANCORP, INC.

Date: August 12, 2013	By:	/s/ Thomas K. Sterner
Thomas K. Sterner
Chairman of the Board, Chief Executive Officer and Chief Financial Officer